                                                                     EXHIBIT 24


                             REGISTRATION STATEMENT
                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS that the undersigned director of Danka Business Systems PLC, an English corporation ("Danka"), does hereby constitute and appoint Daniel M. Doyle, Chief Executive of Danka, and David C. Snell, Chief Operating Officer of Danka, or either of them individually, his true and lawful attorneys in his name, place and stead, in any and all capacities, to sign his name to a Registration Statement on Form S-8, and to any and all related post-effective amendments, exhibits and other documents, with respect to the registration by Danka under the Securities Act of 1933 of its Ordinary shares, 1.25 p each, offered under The Danka 1996 Share Option Plan and The Danka 1996 Non-Employee Directors Share Option Plan, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys, or either of them individually, full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and the undersigned for himself hereby ratifies and confirms all that said attorneys shall lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, this Power of Attorney has been signed at London, England this 18 day of December, 1996.


                                        /s/  Mark A. Vaughan-Lee
                                       ----------------------------------
                                             Mark A. Vaughan-Lee

                             REGISTRATION STATEMENT
                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS that the undersigned director of Danka Business Systems PLC, an English corporation ("Danka"), does hereby constitute and appoint Daniel M. Doyle, Chief Executive of Danka, and David C. Snell, Chief Operating Officer of Danka, or either of them individually, his true and lawful attorneys in his name, place and stead, in any and all capacities, to sign his name to a Registration Statement on Form S-8, and to any and all related post-effective amendments, exhibits and other documents, with respect to the registration by Danka under the Securities Act of 1933 of its Ordinary shares, 1.25 p each, offered under The Danka 1996 Share Option Plan and The Danka 1996 Non-Employee Directors Share Option Plan, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and the undersigned for himself hereby ratifies and confirms all that said attorneys shall lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, this Power of Attorney has been signed at London, England this 18 day of December, 1996.


                                        /s/  David S. Hooker
                                        ----------------------------------
                                             David S. Hooker

                             REGISTRATION STATEMENT
                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS that the undersigned director of Danka Business Systems PLC, an English corporation ("Danka"), does hereby constitute and appoint Daniel M. Doyle, Chief Executive of Danka, and David C. Snell, Chief Operating Officer of Danka, or either of them individually, his true and lawful attorneys in his name, place and stead, in any and all capacities, to sign his name to a Registration Statement on Form S-8, and to any and all related post-effective amendments, exhibits and other documents, with respect to the registration by Danka under the Securities Act of 1933 of its Ordinary shares, 1.25 p each, offered under The Danka 1996 Share Option Plan and The Danka 1996 Non-Employee Directors Share Option Plan, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and the undersigned for himself hereby ratifies and confirms all that said attorneys shall lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, this Power of Attorney has been signed at London, England this 18 day of December, 1996.


                                        /s/  David Kendall
                                        -------------------------------
                                             David Kendall

                             REGISTRATION STATEMENT
                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS that the undersigned director of Danka Business Systems PLC, an English corporation ("Danka"), does hereby constitute and appoint Daniel M. Doyle, Chief Executive of Danka, and David C. Snell, Chief Operating Officer of Danka, or either of them individually, his true and lawful attorneys in his name, place and stead, in any and all capacities, to sign his name to a Registration Statement on Form S-8, and to any and all related post-effective amendments, exhibits and other documents, with respect to the registration by Danka under the Securities Act of 1933 of its Ordinary shares, 1.25 p each, offered under The Danka 1996 Share Option Plan and The Danka 1996 Non-Employee Directors Share Option Plan, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and the undersigned for himself hereby ratifies and confirms all that said attorneys shall lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, this Power of Attorney has been signed at Toledo, Ohio, this 16 day of December, 1996.


                                         /s/  James F. White, Jr.
                                         --------------------------------
                                              James F. White, Jr.

                             REGISTRATION STATEMENT
                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS that the undersigned Finance Director of Danka Business Systems PLC, an English corporation ("Danka"), does hereby constitute and appoint Daniel M. Doyle, Chief Executive of Danka, his true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to a Registration Statement on Form S-8, and to any and all related post-effective amendments, exhibits and other documents, with respect to the registration by Danka under the Securities Act of 1933 of its Ordinary shares, 1.25 p each, offered to eligible employees under The Danka Option Plan and The Danka 1996 Non-Employee Directors Share Option Plan, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorney full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and the undersigned for himself hereby ratifies and confirms all that said attorney shall lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, this Power of Attorney has been signed at St. Petersburg, Florida this 18 day of December, 1996.


                                        /s/  David C. Snell
                                        -----------------------------------
                                             David C. Snell

                             REGISTRATION STATEMENT
                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS that the undersigned director of Danka Business Systems PLC, an English corporation ("Danka"), does hereby constitute and appoint Daniel M. Doyle, Chief Executive of Danka, and David C. Snell, Chief Operating Officer of Danka, or either of them individually, his true and lawful attorneys in his name, place and stead, in any and all capacities, to sign his name to a Registration Statement on Form S-8, and to any and all related post-effective amendments, exhibits and other documents, with respect to the registration by Danka under the Securities Act of 1933 of its Ordinary shares, 1.25 p each, offered under The Danka 1996 Share Option Plan and The Danka 1996 Non-Employee Directors Share Option Plan, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and the undersigned for himself hereby ratifies and confirms all that said attorneys shall lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, this Power of Attorney has been signed at London, England this 18 day of December, 1996.


                                         /s/ Pierson M. Grieve
                                         ------------------------------
                                             Pierson M. Grieve